Private & Confidential






                               DATED 12 JULY 1999








                     HUNTINGDON LIFE SCIENCES GROUP PLC (1)

                                       and

                        J S BLOOR (TAMWORTH) LIMITED (2)





            ---------------------------------------------------------

                                    AGREEMENT
                                 for the sale of
                                Freehold Property
                                    known as
                         Stamford Lodge, Altrincham Road
                             Wilmslow, Macclesfield
                            in the County of Cheshire

            ---------------------------------------------------------


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                                    CONTENTS

Clause                                                         Page


1 Interpretation...................................................3

2 Sale and Purchase................................................3

3 Deposit..........................................................3

4 Completion.......................................................3

5 Application of the National Conditions...........................4

6 Title............................................................5

7 Transfer.........................................................7

8 Restrictions.....................................................7

9 Non-Merger.......................................................7

10 No Representations..............................................7

11 Value Added Tax.................................................8

12 Notices.........................................................8

13 Interest........................................................8

Schedule 1........................................................10

THIS AGREEMENT is made  12 July 1999

BETWEEN:

(1)      HUNTINGDON  LIFE  SCIENCES  GROUP  PLC  whose  registered  office is at
         Woolley  Road  Alconbury  Huntingdon   Cambridgeshire  PE18  6ES  ("the
         Vendor")

(2)      J  S  BLOOR  (TAMWORTH)  LIMITED   (registered  number  2147377)  whose
         registered office is at Ashby Road Measham Swadlincote Derbyshire DE12 7JP ("the Purchaser")

IT IS AGREED that:

Interpretation

1.1      In this Agreement unless the context otherwise requires:

(a)      words importing any gender include every gender

(b) words importing the singular number also include the plural number and vice versa

(c) words importing persons include firms companies and corporations and vice versa

(d) references to numbered clauses and schedules are to the relevant numbered clause in or schedule to this Agreement

(e) where any obligation is undertaken by two or more persons jointly those persons shall be jointly and severally liable in respect of that obligation

(f) the headings to the clauses and schedules shall not affect the interpretation

1.2 In this Agreement unless the context otherwise requires the following expressions shall have the following meanings:

(a) "Completion" means actual completion of the sale the subject of this Agreement

(b)      "Completion Date" means 1st September 1999

(c)      "Completion Money" means the balance of the Price payable on Completion

(d) "National Conditions" means the National Conditions of Sale (20th Edition) and all references in the National Conditions to "the property" shall be deemed to be references to the Property;

(e) "Nominated Account" means the Vendor's Solicitors' client account number 0660947 at Lloyds Bank plc Colmore Row Branch Birmingham sort code 30-00-03 or such other client account or accounts of the Vendor's Solicitors as they may specify

(f) "Price" means the sum of(pound)4,250,000 (four million two hundred and fifty thousand pounds)

(g)      "Property" means the property described in the Transfer

(h) "Purchaser's Solicitors" means edge ellison of Rutland House 148 Edmund Street Birmingham B3 2JR or such other solicitors as the Purchaser shall appoint in relation to the purchase of the Property

(i) "Title Matters" means any covenants easements rights or other matters affecting the Property or of which the Property has the benefit which are contained or referred to in the documents listed in the Transfer but the Property is not sold subject to Entry Numbers 5, 6 and 7 of the Proprietorship Register or Entry Numbers 4, 5, 6 and 7 of the Charges Register of CH410069.

(j) "Transfer" means the transfer of the Property by the Vendor under this Agreement in the form annexed to Schedule 1

(k) "VAT" means Value Added Tax and includes any future tax of a like nature

(l) "Vendor's Solicitors" means Wragge & Co of 55 Colmore Row Birmingham B3 2AS or such other solicitors as the Vendor shall appoint in relation to the sale of the Property

(m) "Working day" has the meaning given by the National Conditions (as amended by this Agreement)

(n)    "1994 Act" means the Law of Property (Miscellaneous Provisions) Act 1994

Sale and Purchase

2.1 The Vendor will sell and the Purchaser will purchase the Property for the Price on the terms of this Agreement

Deposit

3.1 A deposit of (pound)425,000 (four hundred and twenty five thousand pounds) shall be paid on exchange of this Agreement to the Vendor's solicitors to be held as agent for the Vendor

Completion

4.1 The sale and purchase shall be completed and the Completion Money paid on or before 1.00p.m. on the Completion Date

4.2 The Completion Money shall be paid by electronic funds transfer to the Nominated Account

4.3 The Completion Money shall be deemed to have been received when the bank or banks to which it was transferred has received it

4.4      The Vendor  shall not be required to complete  before 9.30 am or after
         5.30 p.m. on a Working day nor
         at any time on a day which is not a Working day

4.5 If Completion occurs after 2 p.m. on a Working day (or at any time on a day which is not a Working day) then for the purposes of the National Conditions 6 7 and 8 Completion shall be deemed to have occurred at 9.30 am on the next Working day

Application of the National Conditions

5.1 The Property is sold subject to the National Conditions so far as they are not varied by or inconsistent with this Agreement and are applicable to a sale by private treaty

5.2      National  Conditions  1(6),  3, 5(3),  5(4),  5(5),  6(1),  6(2), 8(4),
         11,  15(2),  15(3) shall not
         apply to this Agreement

5.3 The prescribed rate of interest specified in definition (4) of the National Conditions shall for the purposes of the National Conditions be four per cent per annum above the Base Lending Rate from time to time of Lloyds Bank plc

5.4 In National Condition 6(3) the words "In any other case" shall be deleted in the first line

5.5 The provisos (i) and (iii) to National Condition 7(1) shall not apply to this Agreement

5.6 For the purposes of National Conditions 6 and 7 the Vendor shall be entitled in respect of the same period of time both to be paid interest and to enjoy the income of the Property but shall not be entitled to be paid interest more than once on the same sum of money

5.7 The words "notwithstanding that the Vendor may not have been lawfully entitled to allow the Purchaser into occupation of the Property prior to Completion" shall be added at the end of National Condition 8(1)(ii)

5.8      The word "not" shall be deleted from National Condition 8(3)

5.9 Where the Purchaser is allowed access to or occupation of the Property prior to Completion in order to carry out works or installations the provisions of National Conditions 8(1), 8(2) and 8(3) (as varied above) shall apply and in addition:

(a) the Purchaser shall have no claim against the Vendor for and shall indemnify the Vendor in respect of all liabilities costs and expenses arising from the death of or injury to any person at the Property or the loss of or damage to any property real or personal and

(b) the Purchaser shall upon rescission of this Agreement if and to the extent required in writing by the Vendor remove any installations made by the Purchaser and reinstate the Property to as good a state of repair and condition as it was in immediately before the Purchaser took occupation or access

5.10 The Vendor shall for the purposes of National Condition 22 be deemed to be ready and willing to fulfil the Vendor's own outstanding obligations under this Agreement notwithstanding that of the date of service of a notice under National Condition 22 the Vendor may be a contracting purchaser of the Property or the Property may be subject to a charge or mortgage which is to be discharged on Completion

5.11 In National Conditions 22(2) and 22(3) the words "10 Working days" shall be substituted for the words "16 Working days"

Title

6.1 Huntingdon Life Sciences Limited is registered at HM Land Registry as Proprietor of the Property with Absolute Title under Title Number CH410069 and is currently pending registration in respect of a small additional piece of land under title number CH438940

6.2 Huntingdon Life Sciences Limited has contracted to sell the Property to the Vendor and the Vendor shall procure the transfer of the Property to the Purchaser on Completion

6.3 The Property is sold subject to and where appropriate with the benefit of:

(a) all matters capable of registration as Local Land Charges or otherwise whether registered or not and every charge, notice, direction order, restriction, condition and other matter of whatsoever nature affecting the Property capable of discovery by search or enquiry of any local or other authority or statutory undertaker and the Purchaser shall be deemed to purchase with full knowledge thereof whether or not any search or enquiry has been made

(b) all notices served and proposals requirements or agreements made by or (as the case may be) with any competent authority

(c) all overriding interests as defined in section 70(1) of the Land Registration Act 1925 as amended

(d)      the Title Matters

6.4      The Property is sold with vacant possession

6.5 The Purchaser shall accept the Title of the Vendor to the Property which has been deduced in full to the Purchaser and shall not raise any requisition or objection in respect of the Title to the Property except in respect of matters arising in the period between the date of this Agreement and Completion

6.6 The Purchaser is deemed to have inspected the Property whether or not the Purchaser has in fact done so and shall be deemed to buy with full knowledge in all respects of the authorised use of the Property for the purposes of the legislation relating to the Town and Country Planning legislation

6.7      The Vendor shall sell with full title guarantee

6.8 The Vendor will procure at its expense the removal of Entry Numbers 5, 6 and 7 of the Property Register and Entry Numbers 4, 5, 6 and 7 of the Charges Register of title number CH410069

6.9 The Vendor will procure at its expense cancellation of the existing Agreements with Anthony William Whittaker, Michael Arthur Sachs and T Corniell Landscapes and Maintenance

6.10 The Vendor will ensure that the Land Certificate for CH438940 is delivered to the Purchaser if received by the Vendor or its solicitors and will use all reasonable endeavours to complete the registration of that title in accordance with the application it has lodged

Transfer

7.1      The Transfer shall be in the form attached to Schedule 1

7.2 The Purchaser shall at the Purchaser's expense prepare execute stamp and deliver to the Vendor within seven days after Completion a duplicate of the Transfer
7.3 The Vendor shall only be required to execute one Transfer of the whole of the Property

Restrictions

8.1 The Purchaser shall not be entitled to assign charge or mortgage this Agreement

         The Vendor shall not be required to convey transfer or assign the Property to any person other than the Purchaser

Non-Merger

9.1 The obligations of the Vendor and the Purchaser shall continue notwithstanding Completion insofar as they remain to be performed and observed

No Representations

10.1 This Agreement incorporates the entire contract between the parties and the Purchaser acknowledges that the Purchaser has not entered into this Agreement in reliance on any advertisement or other matter issued by the Vendor or the Vendor's agents or in reliance on any statements or representations made to the Purchaser by either of them save those written statements of the Vendor's Solicitors made before the date of this Agreement in reply to any written enquiries raised by the Purchaser's Solicitors

10.2 If there are any side letters relating to this transaction it is expressly agreed that although they may have legal force as representations collateral contracts or in some other way they do not form part of this Agreement

Value Added Tax

11.1 The Vendor will not elect to waive exemption to VAT which is not charged on the Completion Money

12       Notices

12.1 Any notice or other communication to be given to or made to the Vendor shall be addressed to the Vendor (marked for the attention of The Group Company Secretary) and delivered to its registered office at Woolly Road Alconbury Huntingdon Cambridgeshire PE18 6ES or such other address in England or Wales and/or marked for such other person's attention as may be notified by the Vendor to the Purchaser in writing for this purpose from time to time

12.2 Any notice or other communication to be given or made to the Purchaser shall be addressed to the Purchaser (marked for the attention of the Company Secretary) and delivered to the address set out on page 1 or such other address in England or Wales and/or marked for such other person's attention as may be notified by the Purchaser to the Vendor in writing for this purpose from time to time

12.3 Any notice or other communications shall be in writing, may be by first class prepaid recorded delivery post or personal delivery and (unless the contrary shall be proved) shall be deemed to have been given or made if by first class prepaid recorded delivery post, 2 Working days after posting and if personally delivered, upon delivery

13       Interest

         Interest at the prescribed rate shall be charged on any amounts payable under the terms of this Agreement from the time at which such amount becomes payable until the time at which payment is actually received whether before or after judgment


AS WITNESS the hands of the parties


SIGNED by ..................................         )
for and on behalf of the Vendor                      )



SIGNED by ..................................         )
for and on behalf of the Purchaser                   )

                                   Schedule 1

                                Form of Transfer

1.  Stamp Duty


Place "X" in the box that applies and complete the box in the appropriate certificate.


I/We hereby certify that this instrument falls within category in the Instruments) Regulations 1987

Schedule to the Stamp Duty (Exempt



It is certified that the transaction effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration exceeds the sum of



2.  Title Number(s) of the Property (leave blank if not yet registered)

CH410069     CH438940

3.  Property

Stamford Lodge, Altrincham Road, Winslow
Parcel of Land to the east of Altrincham Road, Wilmslow

4.  Date



5.  Transferor (give full names and Company's Registered Number if any)

Huntingdon Life Sciences Limited whose registered office is at Woolley Road, Alconbury, Huntingdon, Cambridgeshire
PE18 6ES (Company Registration No. 1815730)

6. Transferee for entry on the register (Give full names and Company's Registered Number if any; for Scottish Co.

J S Bloor (Tamworth) Limited (Company Registration No. 2147377)

7. Transferee's intended address(es) for service in the U.K. (including postcode) for entry on the register

Ashby Road, Measham, Swadlincote, Derbyshire DE12 7JP


8.  The Transferor transfers the property to the Transferee.

9. Consideration (Place "X" in the box that applies. State clearly the currency unit of other than sterling. If none of the boxes applies, insert an appropriate memorandum in the additional provisions panel.)


        The Transferor has received from the Sub Vendor for the property the sum of (in words and figures) Four million two hundred and fifty thousand pounds ((pound)4,250,000) and the Sub Vendor has (insert other receipt as appropriate) received from the Transferee the sum of Four million two hundred and fifty thousand pounds ((pound)4,250,000)
         The Transfer is not for money or anything which has a monetary value

10. The Transferor transfers with (place "X" in the box which applies and add any modifications)

provided always that:
Section 2(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 shall apply as if the words "will at the cost of the person to whom the disposition is made" were substituted for the words "will at its own cost"

11. Declaration of trust Where there is more than one transferee, place "X" in the appropriate box.



12. Additional Provision(s) Insert here any required or permitted statement, certificate or application and any

Transferee's obligations:
12.1 The Transferee agrees with the Transferee and the Transferee's successors in title shall at all times hereafter comply with the covenants, conditions and matters referred to in the title registers of the above title number and shall indemnify and keep indemnified the Transferor against all actions, costs, claims, demands, losses and proceedings in respect of any non-compliance.

13. The Transferors and all other necessary parties should execute this transfer as a deed using the space below. Forms of execution are given in Schedule 3 to the Land Registration Rules 1925. If the transfer contains transferee's covenants or declarations or contains an application by them (e.g. for a restriction), it must also be executed by the Transferees.

EXECUTED as a DEED                     )
by the Transferor acting by            )
two directors or one director          )
and its secretary.                     )

         .........                     .......................................
         .........                     Director


         .........                   .......................................
         .........                   Director / Secretary

EXECUTED as a DEED                   )
by the Transferee acting by          )
two directors or one director        )
and its secretary.                   )

         .........                   .......................................
         .........                   Director



         .........                   .......................................
         .........                   Director / Secretary

 1.  Continued from Form                        Title number(s)
     TRI                                     CH410069 and CH438940

 2. Before each continuation, state panel to be continued, e.g. "Panel 12 continued".

 "Panel 12 continued"

 12.2 The Sub Vendor referred to in box 9 is :
      Huntingdon Life Sciences Group plc whose registered office is at Woolley Road, Alconbury, Huntingdon, Cambridgeshire PE17 5HS
      (Registered No. 502370).